UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2011

Array BioPharma Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)
001-16633	23-2908305
(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Walnut Street, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)
303-381-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 8.01      Other Events.

On September 30, 2011, Array BioPharma issued a press release announcing top line results of a Phase 2 clinical trial being conducted by AstraZeneca PLC on selumetinib, a compound licensed by AstraZeneca from Array.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01            Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Announcing Top Line Results of Phase 2 Clinical Trial of Selumetinib

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 30, 2011	Array BioPharma Inc.

		By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Announcing Top Line Results of Phase 2 Clinical Trial of Selumetinib